Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

February 11, 2016

F2Q2016 Webcast

CLEAN ENERGY TECHNOLOGY FOR THE FUTURE



This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are: the completion of the expansion and repurposing of our ZZ Joint Venture plant to produce acetic acid and propionic acid; our ability to successfully expand the ZZ Joint Venture through our partnership with Rui Feng; the ability of our project with Yima Coal Industry (Group) Co., Ltd. to produce earnings and pay dividends; our ability to develop and expand business of the Tianwo-SES Joint Venture in the joint venture territory; the continued shut down of the ZZ Joint Venture plant; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop our licensing business; events or circumstances which result in an impairment of assets, including, but not limited to, at our ZZ Joint Venture; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our limited history, and viability of our technology; commodity prices, including in particular methanol, and the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

SES Forward-looking Statements



The Future of Gasification

SES's Unique Technology **Cleanly and Economically** creates high value synthesis gas for clean energy projects using the world's abundant and lowest cost coal resources, biomass and municipal waste.

www.synthesisenergy.com

Confluence of Events Drive Global Energy Demand

1 IN 5 PEOPLE (1.3 BILLION) ON THE PLANET DO NOT HAVE ACCESS TO ELECTRICITY

1 IN 9 PEOPLE (780 MILLION) IN THE WORLD DO NOT HAVE ACCESS TO CLEAN WATER



BY 2040...

2 BILLION MORE PEOPLE ON EARTH

> 1 BILLION WILL BE LIFTED FROM POVERTY

35% GREATER ENERGY DEMAND

90% GREATER ELECTRICITY DEMAND

SES'S CLEAN ENERGY TECHNOLOGY CAN PLAY AN IMPORTANT ROLE

Sources: "2014 The Outlook for Energy: A View to 2040" by ExxonMobil, "Towards the End of Poverty." The Economist, "Progress on Sanitation and Drinking-Water." WHO/UNICEF. 2012, "Annual Energy Outlook 2014." U.S. Energy Information Administration (EIA) 2014

China's Increasing Focus on Clean Energy


THE WALL STREET JOURNAL.
Beijing's Second Smog Red Alert of the Month Goes Into Effect

SES Uniquely Well Aligned with China's Current & Future Demand For Clean Energy Gasification Technology


Fight Air Pollution
Home News Policy Business NGO Infographics Photos Opinion Video

Rapid, Heavy Industrialization & Over-reliance on Old-Generation Coal-Burning Technologies Drives Poor Air Quality


Airports, schools remain closed as thick smog blankets Chinese city of Harbin

SES CAN PROVIDE LOWER COST AND CLEANER ENERGY


EXPORT
CONSUMER BASED
The Economist
Reform in China
The quiet revolution
A slowing economy commands headlines, but the real story is reform
CHINADAILY USA
China's progress in structural adjustment justifies optimism in its economic prospects
July 22, 2012

China Is Aggressively Reforming Its Economy

China's New Silk Road Initiative

SES Is Well Positioned With CCTEG and its China Coal Research Institute for Expanding Globally Via China's Silk Road Emerging Economies Initiative



Touching 4.4B people in 65 nations

Annual trade increasing to $2.5 T

$40B New Silk Road Fund

$50B Asian Infrastructure Investment Bank (AIIB)

One Belt, One Road

Source: *Foreign Affairs*, April 19, 2015

TECHNOLOGY & EQUIPMENT

PROJECT INVESTMENTS


Technology License & Engineering
$
SGT Equipment Systems
$$
Syngas & SNG
$$$
iGAS Power
$$$$
SES GASIFICATION TECHNOLOGY FOUNDATION

SES – Expanding Scale & Value Creation Potential

Total Available Market for all verticals is estimated by SES at over 10,000 Yima sized gasification systems worldwide

INDUSTRIAL SYNGAS:

Clean and inexpensive replacement for natural gas fired use in industrial settings. Total Available Market ~ $4B or 1000 equivalent SES Yima gasifiers.[3]

SUBSTITUTE NATURAL GAS:

Coal-fueled SNG has potential to be a **large energy source.** Experience with first projects is driving next group of SNG projects to utilize SES Gasification Technology. (est. 50B NCM by 2020).[2]

POWER GENERATION:

SES's reliable, and efficient iGAS power projects for fast growing **distributed power capacity additions** which are projected to outpace electricity demand by 40% in developing regions[1]. Estimated 900GW of power needed in China and India to reach energy per capita levels of Europe[4].







Gas Fuel Markets of Industrial Syngas & SNG

iGAS Power

Well Positioned for Large and Growing Energy Markets

Sources: SES Analysis based (1) GE press release reference to GE's "The Rise of Distributed Power" White Paper, Feb 2014, (2) Beijing 12th 5-Year Plan and SES Internal Data (3) SES Internal data in combination with China Aluminum Industry Design Institute (4) International Energy Agency Statistics



Leveraging The Combination Of SES Technology Capability And Financial Structuring For Equity Investments
SES
Investment assumptions :
Capex: $100MM; Equity $30MM; Debt $70MM
Projected project IRR: 20%; (PAT $15MM/Year*)
Sale assumptions for each project:
Sale of each project priced at P/E of 8X, sale proceeds=8x$15MM =$120MM per project
SES
LP INVESTOR(s)
CARRIED OR EQUITY INTEREST
EQUITY FUNDING
SES Special Clean Energy Fund
SES SPV 50%
China Partner 50%
Sino-Foreign China Clean Energy JV (CCEC)
Earnings Flow
$15MM
Initial Project(s)
Stage 1
Projects Sell at Multiple of 8 x Earnings
Proceeds Return to CCEC for Reinvestment
$120MM
Stage 2
Projects Sell at Multiple of 8 x Earnings
Proceeds Return to CCEC for Reinvestment
$480MM
> $4B Value
IPO Potential
A Model of Value Creation

SES GASIFICATION TECHNOLOGY: THE FUTURE OF GASIFICATION

- 12 Commercial Gasifier Systems
- Outstanding SGT Performance
- Strong Base For Growth



30 Years R&D (GTI)



ZZ Syngas Project



Yima Large Scale Chemical Project



CHALCO 7 SGT Gasifier Systems – Industrial Fuel Gas



Tianwo-SES Equipment Design and Manufacturing

Building On Achievements


ECONOMIC
EFFICIENT
CLEAN
FUTURE OF GASIFICATION

Economic Advantage

- Wide Fuel Flexibility
- High Efficiency on Low Cost Coal
- Low Investment

Environment Friendly

- Low Water Consumption
- Low Emissions
- Carbon Neutral with Biomass/Municipal Solid Waste

Advantages of SGT Technology

Quarterly Financial Results

Three Months Ended December 31 (In thousands, except per share amounts) (unaudited)		
	2015	2014
Revenue:		
Product sales and other	651	3,731
Technology and related services	167	151
	818	3,882
Operating Loss	(3,866)	(26,113)
New loss attributable to stockholders per share	(0.05)	(0.35)

Cash and cash equivalents as of December 31, 2015	$18.4 million
Working capital balance as of December 31, 2015 (w/o ZZ - $17.4 million)	$6.6 million

Tianwo – SES (unaudited)

- ✓ Revenues for the year ended December 31, 2015 were $17.6 million
- ✓ Cash as of December 31, 2015 was $4.6 million

Yima Joint Ventures (unaudited)

- ✓ Equity as of December 31, 2015 was $108 million
- ✓ Debt as of December 31, 2015 was $186 million
- ✓ Estimated break even methanol price was 1,400 yuan per ton (to be further validated through operating data)


Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Beijing
Hebei
Tianjin
Ningxia
Gansu
Qinghai
Jiangsu
Anhui
Shanghai
Tibet
Sichuan
Hubei
Zhejiang
Chongqing
Hunan
Jiangxi
Guizhou
Fujian
Taiwan
Yunnan
Guangxi
Guangdong
Macau
Hongkong
Hainan


Yima JV – 3 Systems


ZZ JV – 2 Systems

Joint Venture Projects Update



- Unwind Xuecheng Energy Agreements
- Acetic Acid/Propionic Acid Project with Rui Feng/Saikong
- Power Generation Project

ZZ – Three Objectives Under Development Now



T-SEC
天 沃 综 能



Chalco
Zibo
2 Systems



TSEC 2015 Revenue - $MM USD (unaudited)
$20
$15
$10
$5
$0
2Q
3Q
4Q
2015 Calendar Year



Chalco
Shanxi
1 System
Commissioning 11/15



Chalco
Henan
4 Systems
Commissioning 1H2016

- ✓ Continued Progress on Revenues in 2015
- ✓ Next Order in Sight

Tianwo-SES Update

iGAS Update



+
SGT
GE LM-2500+G4



Electric Power Consumption per Capita (kWh)(1)
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
>900 GW
Canada
United States
France
Germany
Ireland
United Kingdom
China
Brazil
India
Indonesia
Bangladesh
2000
2012
Developed

iGAS Product Update
- Affordable Clean Power for the Developing World
- Able to run low-cost, low-rank feedstocks
- Ability to convert to biomass/MSW co-feed in future, hedge for future CO2 liability
- Well suited for quick replication and rapid deployment
- Positive Project Economics when Power > 6 cents per kilowatt-hour
- Estimated 900GW of power needed in China and India to reach energy per capita levels of Europe[1]

iGAS Project Update
- China Investment Partner Interest High
- Dengfeng Power project – FSR underway
- Next Step – Formal approval of FSR by Power DI, Submit for government approval

(1) Source: International Energy Agency Statistics

Growing Pipeline of Opportunities


China
USA
India
Africa
Australia


Power
SNG
Ind. Fuel
DRI
Chemicals
Fertilizers
Liquid Fuel

Project Location	Vertical	SES Involvement	Status
Ulaanbaatar, Mongolia	Ind. Fuel	Equity	Project Dev
Jiangxi, China*	Ind. Fuel	Equity	Project Dev
Inner Mongolia	Ind. Fuel	Equity	Project Dev
Hebei (1)	Ind. Fuel	Equity	Project Dev
Indonesia Syngas	Ind. Fuel	Equity	Project Dev
Dengfeng, China	iGAS Power	License/Equity	FSR
S. America	iGAS Power	License/Equity	Coal Testing
USA	MSW	License	EPC Selection
S. America	SNG	License	Tech Selection

Partnering Update


SES Technologies, LLC
New Partner
Uniquely Expands Global Market Potential
Global Market Gasification Syngas
Unlocking Low quality Coal, Peat, Biomass and Waste Gasification

SES Technologies, LLC – Partnering

- ✓ Potential Partner Identified
- ✓ Completing Technical Due Diligence
- ✓ Commercial Negotiations to Begin Soon

General Electric

- ✓ Met With New Leadership
- ✓ Reenergizing Global iGAS Marketing

CCRI/CCTEG

- ✓ Continued Efforts on Near Term Opportunities

Midrex

- ✓ Completed Engineering Study
- ✓ Targeted Marketing Effort in India Kicking Off

Enhanced Growth model

Right Leadership in place

Exceptional Technology performance

Momentum, Global pipeline

Right Product at the right time

The Future of Gasification...GROWTH WITH BLUE SKIES

SES Catalysts

CLEAN ENERGY
iGAS Power - Industrial Fuel - SNG

Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

Q&A

NASDAQ:SYMX
synthesisenergy.com



Thank You

Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

NASDAQ:SYMX
synthesisenergy.com

